CAMDEN

Living Excellence

3Q16 Earnings Release & Supplemental Information

Camden Glendale ● Glendale, CA
Year Built 2015 ● 303 Apartment Homes
Stabilized During 3Q16

Investor Relations Contact
Kim Callahan ● (713) 354-2549

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● camdenliving.com

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the "Company") operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES THIRD QUARTER 2016 OPERATING RESULTS

Houston, TEXAS (October 27, 2016) - Camden Property Trust (NYSE:CPT) today announced operating results for the three and nine months ended September 30, 2016. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and nine months ended September 30, 2016 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Nine Months Ended
	September 30		September 30
Per Diluted Share	2016	2015	2016	2015
EPS	$3.21	$0.41	$8.60	$2.09
FFO	$1.13	$1.14	$3.49	$3.34
AFFO	$0.92	$0.94	$3.01	$2.83

	Quarterly Growth	Sequential Growth	Year to Date Growth
Same Property Results	3Q16 vs. 3Q15	3Q16 vs. 2Q16	2016 vs. 2015
Revenues	3.7%	1.6%	4.2%
Expenses	2.2%	1.4%	3.2%
Net Operating Income ("NOI")	4.5%	1.7%	4.7%

Same Property Results	3Q16	3Q15	2Q16
Occupancy	95.8%	96.2%	95.5%

“We are pleased to announce another solid quarter of performance,” said Richard Campo, Camden’s Chairman and CEO. “Our earnings were better than expected primarily due to lower operating expenses and the timing of certain dispositions, and we have raised our full-year guidance for both FFO and same property NOI as a result. In addition, we have now successfully completed all dispositions planned for 2016, for a total of nearly $1.2 billion in asset sales year-to-date, and we paid a special dividend of $4.25 per share to our common shareholders.”

The Company defines same property communities as communities owned and stabilized as of January 1, 2015, excluding properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
Lease-up was completed during the quarter at Camden Glendale in Glendale, CA, and construction was completed at Camden Victory Park in Dallas, TX. The Company also commenced construction at Camden Washingtonian in Gaithersburg, MD.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Cost	as of 10/26/2016
Camden Chandler	Chandler, AZ	380	$67.8	87%
Camden Victory Park	Dallas, TX	423	84.8	67%
TOTAL		803	$152.6

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Budget	as of 10/26/2016
Camden Gallery	Charlotte, NC	323	$58.0	69%
The Camden	Los Angeles, CA	287	145.0	70%
Camden Lincoln Station	Denver, CO	267	56.0
Camden NoMa II	Washington, DC	405	115.0
Camden Shady Grove	Rockville, MD	457	116.0
Camden McGowen Station	Houston, TX	315	90.0
Camden Washingtonian	Gaithersburg, MD	365	90.0
TOTAL		2,419	$670.0

Acquisition/Disposition Activity
During the quarter Camden acquired approximately 2.4 acres of land in Denver, CO for $15.0 million for the future development of approximately 230 apartment homes. The Company also sold one dual-phased community and five operating communities comprised of 2,906 apartment homes for approximately $484.4 million. Year-to-date, dispositions totaled nearly $1.2 billion.

Earnings Guidance
Camden updated its earnings guidance for 2016 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for fourth quarter 2016 as detailed below.

Per Diluted Share	4Q16	2016
EPS	$0.40 - $0.44	$9.00 - $9.04
FFO	$1.12 - $1.16	$4.61 - $4.65

Same Property Growth	2016 Range	2016 Midpoint
Revenues	3.9% - 4.1%	4.0%
Expenses	2.3% - 2.5%	2.4%
NOI	4.8% - 5.0%	4.9%

The Company's revised 2016 same store expense guidance is the result of lower projected operating expenses, including lower than anticipated property taxes due to both lower rates and valuations combined with better than expected resolutions to several prior year property tax appeals. The majority of the tax refunds from these prior year appeals will be recognized in the fourth quarter of 2016.

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2016 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Special Dividend
In addition to the regular quarterly dividend, Camden declared a special dividend of $4.25 per share to its common shareholders of record as of September 23, 2016. The special dividend, consisting primarily of gains on dispositions completed in 2016, was paid on September 30, 2016.

Conference Call
Friday, October 28, 2016 at 11:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 6983019
Webcast: http://services.choruscall.com/links/cpt161028.html

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden (the "Company") operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 151 properties containing 52,506 apartment homes across the United States. Upon completion of 7 properties under development, the Company’s portfolio will increase to 54,925 apartment homes in 158 properties. Camden was recently named by FORTUNE® Magazine for the ninth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #9.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Total property revenues (a)	$220,235	$212,593	$659,308	$620,633

Adjusted EBITDA	125,144	126,187	383,306	372,883

Net income attributable to common shareholders	290,898	37,044	778,930	188,722
Per share - basic	3.23	0.41	8.63	2.10
Per share - diluted	3.21	0.41	8.60	2.09

Income from continuing operations attributable to common shareholders	290,898	32,137	396,088	173,890
Per share - basic	3.23	0.36	4.35	1.93
Per share - diluted	3.21	0.36	4.34	1.93

Funds from operations	104,232	104,346	319,920	304,915
Per share - diluted	1.13	1.14	3.49	3.34

Adjusted funds from operations	84,986	86,144	276,311	258,175
Per share - diluted	0.92	0.94	3.01	2.83

Dividends per share (b)	0.75	0.70	2.25	2.10
Dividend payout ratio (FFO) (b)	66.4%	61.4%	64.5%	62.9%
Special Dividend Per Share	4.25	—	4.25	—

Interest expensed (c)	23,076	23,674	69,936	73,572
Interest capitalized (c)	4,514	4,319	13,809	14,920
Total interest incurred (c)	27,590	27,993	83,745	88,492

Principal amortization (c)	752	560	1,786	1,656

Net Debt to Annualized Adjusted EBITDA (c)(d)	4.2x	5.4x	4.7x	5.3x
Interest expense coverage ratio (c)	5.4x	5.3x	5.5x	5.1x
Total interest coverage ratio (c)	4.5x	4.5x	4.6x	4.2x
Fixed charge expense coverage ratio (c)	5.3x	5.2x	5.3x	5.0x
Total fixed charge coverage ratio (c)	4.4x	4.4x	4.5x	4.1x
Unencumbered real estate assets (at cost) to unsecured debt ratio (c)	3.6x	3.4x	3.6x	3.4x

Same property NOI increase (e)	4.5%	5.5%	4.7%	5.0%
(# of apartment homes included)	40,221	47,618	40,221	47,618

Gross turnover of apartment homes (annualized)	68%	74%	60%	64%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	57%	64%	51%	53%

			As of September 30,
			2016	2015
Total assets			$6,088,279	$6,022,513
Total debt			$2,480,626	$2,703,832
Common and common equivalent shares, outstanding end of period (f)			91,936	91,413
Share price, end of period			$83.74	$73.90
Book equity value, end of period (g)			$3,193,250	$2,968,552
Market equity value, end of period (h)			$7,698,721	$6,755,421

(a) Excludes discontinued operations.

(b) Excludes special dividend of $4.25 per share.

(c) Prior period presented has been changed to reflect the adoption of Accounting Standards Update 2015-03 (“ASU 2015-03”), “Simplifying the Presentation of Debt Issuance Costs” (as supplemented by Accounting Standards Update 2015-15 [“ASU 2015-15”], “Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”) at December 31, 2015, which required retrospective application.

(d) Net Debt is the average Notes Payable less the average Cash balance and Short Term Investments over the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by either 4 for quarter results or 1.33 for 9 month results.

(e) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2015, excluding properties held for sale.

(f) Includes at September 30, 2016: 90,048 common shares (including 359 common share equivalents related to share awards & options), plus 1,888 common share equivalents upon the assumed conversion of non-controlling units.

(g) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(h) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
OPERATING DATA
Property revenues
Rental revenues	$187,771	$182,650	$564,136	$536,183
Other property revenues	32,464	29,943	95,172	84,450
Total property revenues	220,235	212,593	659,308	620,633

Property expenses
Property operating and maintenance	53,679	53,380	156,804	151,400
Real estate taxes	26,695	25,284	80,875	74,542
Total property expenses	80,374	78,664	237,679	225,942

Non-property income
Fee and asset management	1,667	1,902	5,223	5,083
Interest and other income	927	107	1,366	308
Income/(loss) on deferred compensation plans	3,494	(3,438)	4,781	(1,871)
Total non-property income	6,088	(1,429)	11,370	3,520

Other expenses
Property management	5,590	5,700	19,147	17,423
Fee and asset management	911	1,227	2,861	3,424
General and administrative	10,810	11,790	34,836	33,120
Interest (a)	23,076	23,674	69,936	73,572
Depreciation and amortization	62,832	61,336	187,379	179,260
Expense/(benefit) on deferred compensation plans	3,494	(3,438)	4,781	(1,871)
Total other expenses	106,713	100,289	318,940	304,928

Gain on sale of operating properties, including land	262,719	—	295,397	85,192
Equity in income of joint ventures	1,866	1,574	5,052	4,487
Income from continuing operations before income taxes	303,821	33,785	414,508	182,962
Income tax expense	(400)	(498)	(1,204)	(1,334)
Income from continuing operations	303,421	33,287	413,304	181,628
Income from discontinued operations	—	4,907	7,605	14,832
Gain on sale of discontinued operations, net of tax	—	—	375,237	—
Net income	303,421	38,194	796,146	196,460
Less income allocated to non-controlling interests from continuing operations	(12,523)	(1,150)	(17,216)	(7,738)
Net income attributable to common shareholders	$290,898	$37,044	$778,930	$188,722

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$303,421	$38,194	$796,146	$196,460
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	32	38	97	112
Comprehensive income	303,453	38,232	796,243	196,572
Less income allocated to non-controlling interests from continuing operations	(12,523)	(1,150)	(17,216)	(7,738)
Comprehensive income attributable to common shareholders	$290,930	$37,082	$779,027	$188,834

PER SHARE DATA

Total earnings per common share - basic	$3.23	$0.41	$8.63	$2.10
Total earnings per common share - diluted	3.21	0.41	8.60	2.09
Earnings per share from continuing operations - basic	3.23	0.36	4.35	1.93
Earnings per share from continuing operations - diluted	3.21	0.36	4.34	1.93

Weighted average number of common shares outstanding:
Basic	89,669	89,164	89,524	89,102
Diluted	90,012	89,530	89,858	89,450

(a) Prior period has been changed to reflect the adoption of ASU 2015-03 (as supplemented by ASU 2015-15) at December 31, 2015, which required retrospective application.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$290,898	$37,044	$778,930	$188,722
Real estate depreciation and amortization	61,264	59,793	182,694	174,882
Real estate depreciation from discontinued operations	—	4,059	4,327	11,936
Adjustments for unconsolidated joint ventures	2,266	2,300	6,944	6,782
Income allocated to non-controlling interests	12,523	1,150	17,216	7,738
Gain on sale of operating properties, net of tax	(262,719)	—	(294,954)	(85,145)
Gain on sale of discontinued operations, net of tax	—	—	(375,237)	—
Funds from operations	$104,232	$104,346	$319,920	$304,915

Less: recurring capitalized expenditures (a)	(19,246)	(18,202)	(43,609)	(46,740)

Adjusted funds from operations - diluted	$84,986	$86,144	$276,311	$258,175

PER SHARE DATA
Funds from operations - diluted	$1.13	$1.14	$3.49	$3.34
Adjusted funds from operations - diluted	0.92	0.94	3.01	2.83
Distributions declared per common share	0.75	0.70	2.25	2.10
Special Distributions declared per common share	4.25	—	4.25	—

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	91,901	91,426	91,749	91,347

PROPERTY DATA
Total operating properties (end of period) (b)	151	171	151	171
Total operating apartment homes in operating properties (end of period) (b)	52,506	59,407	52,506	59,407
Total operating apartment homes (weighted average)	46,702	52,323	49,521	51,881
Total operating apartment homes - excluding discontinued operations (weighted average)	46,702	47,405	47,426	46,963

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEET
(In thousands)

(Unaudited)

	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015
ASSETS
Real estate assets, at cost
Land	$962,507	$989,097	$998,519	$989,247	$990,035
Buildings and improvements	5,910,347	5,956,361	5,978,843	5,911,432	5,890,751
	6,872,854	6,945,458	6,977,362	6,900,679	6,880,786
Accumulated depreciation	(1,829,563)	(1,855,678)	(1,841,107)	(1,780,694)	(1,730,929)
Net operating real estate assets	5,043,291	5,089,780	5,136,255	5,119,985	5,149,857
Properties under development, including land	425,452	446,740	489,730	486,918	439,777
Investments in joint ventures	30,046	31,142	32,568	33,698	34,705
Properties held for sale, including land
Operating properties held for sale (a)	—	105,254	—	—	—
Discontinued operations held for sale (b)	—	—	238,417	239,063	237,635
Total real estate assets	5,498,789	5,672,916	5,896,970	5,879,664	5,861,974
Short-term investments (c)	100,000	—	—	—	—
Accounts receivable – affiliates	23,998	24,008	24,011	25,100	25,053
Other assets, net (d)	143,059	139,263	107,161	116,260	118,985
Cash and cash equivalents	313,742	341,726	6,935	10,617	10,375
Restricted cash	8,691	21,561	5,378	5,971	6,126
Total assets	$6,088,279	$6,199,474	$6,040,455	$6,037,612	$6,022,513

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,582,655	$1,582,077	$1,866,502	$1,824,930	$1,803,360
Secured	897,971	898,723	899,315	899,757	900,472
Accounts payable and accrued expenses	143,193	140,864	140,991	133,353	131,532
Accrued real estate taxes	66,079	46,801	25,499	45,223	57,642
Distributions payable	82,861	69,116	69,020	64,275	64,276
Other liabilities (e)	122,270	117,023	86,423	97,814	96,679
Total liabilities	2,895,029	2,854,604	3,087,750	3,065,352	3,053,961

Commitments and contingencies
Non-qualified deferred compensation share awards	72,222	72,480	88,550	79,364	72,316

Equity
Common shares of beneficial interest	978	978	975	976	976
Additional paid-in capital	3,675,806	3,673,237	3,658,372	3,662,864	3,660,482
Distributions in excess of net income attributable to common shareholders	(261,324)	(104,004)	(491,275)	(458,577)	(452,257)
Treasury shares, at cost	(373,597)	(373,914)	(378,032)	(386,793)	(387,114)
Accumulated other comprehensive loss (f)	(1,816)	(1,848)	(1,881)	(1,913)	(2,307)
Total common equity	3,040,047	3,194,449	2,788,159	2,816,557	2,819,780
Non-controlling interests	80,981	77,941	75,996	76,339	76,456
Total equity	3,121,028	3,272,390	2,864,155	2,892,896	2,896,236
Total liabilities and equity	$6,088,279	$6,199,474	$6,040,455	$6,037,612	$6,022,513

(a) Operating properties held for sale includes one dual-phase property and one operating property as of June 30, 2016 which were each subsequently sold in July.

(b) All prior periods presented have been changed to present the 15 operating properties, 19.6 acres of land, and retail center located in Las Vegas, Nevada, which were classified as held for sale at March 31, 2016 and subsequently sold on April 26, 2016. (See page 19 for additional information relating to this sale).

(c) At September 30, 2016, our short-term investments consist wholly of a certificate of deposit that has a maturity date of January 4, 2017.

(d) Includes net deferred charges of:	$2,140	$2,353	$2,600	$2,851	$3,077

(e) Includes deferred revenues of:	$1,598	$831	$1,797	$1,768	$1,918

(f) Represents the unrealized net loss and unamortized prior service costs on post retirement obligation, and unrealized loss on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2016 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Total	Operating	Grand Total
D.C. Metro (a)	5,033	321	—	1,227	6,581	281	6,862
Houston, TX	5,912	—	—	315	6,227	2,522	8,749
SE Florida	2,520	261	—	—	2,781	—	2,781
Dallas, TX	3,993	—	423	—	4,416	1,250	5,666
Los Angeles/Orange County, CA	2,068	303	—	287	2,658	—	2,658
Atlanta, GA	3,633	379	—	—	4,012	234	4,246
Tampa, FL	1,928	—	—	—	1,928	450	2,378
Orlando, FL	2,662	—	—	—	2,662	300	2,962
Charlotte, NC	2,487	—	—	323	2,810	266	3,076
Denver, CO	1,941	424	—	267	2,632	—	2,632
San Diego/Inland Empire, CA	1,665	—	—	—	1,665	—	1,665
Phoenix, AZ	2,095	454	380	—	2,929	—	2,929
Raleigh, NC	2,266	438	—	—	2,704	350	3,054
Austin, TX	1,386	614	—	—	2,000	1,360	3,360
Corpus Christi, TX	632	1,005	—	—	1,637	270	1,907
Total Portfolio	40,221	4,199	803	2,419	47,642	7,283	54,925

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property" Communities	Operating Communities (b)	Incl. JVs at Pro Rata % (c)	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015
D.C. Metro	15.5%	15.5%	15.2%	96.1%	95.4%	94.8%	94.8%	96.1%
Houston, TX	13.1%	11.5%	12.3%	94.4%	94.1%	93.9%	94.7%	95.6%
SE Florida	8.7%	8.4%	8.1%	96.3%	96.3%	96.9%	96.8%	96.9%
Dallas, TX	7.7%	7.0%	7.3%	96.5%	96.0%	96.1%	95.9%	96.3%
Los Angeles/Orange County, CA	7.4%	8.0%	7.7%	95.5%	95.5%	95.4%	95.6%	95.5%
Atlanta, GA	8.1%	8.2%	8.0%	95.9%	95.8%	95.4%	95.6%	95.9%
Tampa, FL	4.1%	4.9%	5.0%	96.2%	95.6%	95.9%	96.3%	95.9%
Orlando, FL	5.8%	5.5%	5.5%	96.3%	96.3%	95.7%	95.4%	96.4%
Charlotte, NC	6.2%	5.5%	5.5%	96.6%	96.3%	96.0%	96.2%	97.1%
Denver, CO	5.6%	5.9%	5.7%	96.0%	95.7%	94.3%	95.0%	96.6%
San Diego/Inland Empire, CA	5.1%	4.5%	4.3%	95.6%	95.5%	95.2%	95.9%	96.4%
Phoenix, AZ	4.6%	5.7%	5.4%	94.4%	93.7%	95.2%	95.5%	95.5%
Raleigh, NC	4.3%	4.4%	4.4%	95.9%	95.1%	94.8%	94.7%	95.8%
Austin, TX	2.7%	3.5%	4.0%	96.1%	95.3%	95.7%	95.3%	96.3%
Corpus Christi, TX	1.1%	1.5%	1.6%	93.9%	93.1%	93.0%	94.4%	95.3%
Total Portfolio	100.0%	100.0%	100.0%	95.7%	95.3%	95.2%	95.4%	96.1%

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(d) Occupancy figures include all stabilized operating communities, owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended September 30,			Nine Months Ended September 30,
Property Revenues	Homes	2016	2015	Change	2016	2015	Change
"Same Property" Communities (a)	40,221	$189,104	$182,415	$6,689	$558,394	$536,093	$22,301
Non-"Same Property" Communities (b)	4,199	19,368	15,251	4,117	57,682	40,436	17,246
Development and Lease-Up Communities (c)	3,222	4,435	566	3,869	8,220	871	7,349
Disposition/Other (d)	—	7,328	14,361	(7,033)	35,012	43,233	(8,221)
Total Property Revenues	47,642	$220,235	$212,593	$7,642	$659,308	$620,633	$38,675

Property Expenses
"Same Property" Communities (a)	40,221	$68,138	$66,676	$1,462	$200,475	$194,183	$6,292
Non-"Same Property" Communities (b)	4,199	7,567	6,706	861	21,784	16,276	5,508
Development and Lease-Up Communities (c)	3,222	1,910	207	1,703	3,475	295	3,180
Disposition/Other (d)	—	2,759	5,075	(2,316)	11,945	15,188	(3,243)
Total Property Expenses	47,642	$80,374	$78,664	$1,710	$237,679	$225,942	$11,737

Property Net Operating Income
"Same Property" Communities (a)	40,221	$120,966	$115,739	$5,227	$357,919	$341,910	$16,009
Non-"Same Property" Communities (b)	4,199	11,801	8,545	3,256	35,898	24,160	11,738
Development and Lease-Up Communities (c)	3,222	2,525	359	2,166	4,745	576	4,169
Disposition/Other (d)	—	4,569	9,286	(4,717)	23,067	28,045	(4,978)
Total Property Net Operating Income	47,642	$139,861	$133,929	$5,932	$421,629	$394,691	$26,938

Income from Discontinued Operations (e)		Three Months Ended September 30,			Nine Months Ended September 30,
		2016	2015		2016	2015
Property Revenues		$—	$14,592		$19,184	$42,637
Property Expenses		—	(5,442)		(6,898)	(15,364)
Property Net Operating Income		—	9,150		12,286	27,273
Property management expense		—	(184)		(242)	(505)
Depreciation and amortization		—	(4,059)		(4,327)	(11,936)
Other taxes		—	—		(112)	—
Gain on Sale of Discontinued Operations		—	—		375,237	—
Income from Discontinued Operations		$—	$4,907		$382,842	$14,832

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2015, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized as of January 1, 2015, excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have acquired or developed since January 1, 2015, excluding properties held for sale.

(d) Disposition/Other includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, below market lease amortization related to acquired communities, and expenses related to land holdings not under active development.

(e) Represents operating results for our Las Vegas assets sold on April 26, 2016.

CAMDEN	"SAME PROPERTY"
THIRD QUARTER COMPARISONS
September 30, 2016
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	3Q16	3Q15	Growth	3Q16	3Q15	Growth	3Q16	3Q15	Growth
D.C. Metro	5,033	$27,860	$27,591	1.0%	$9,084	$8,424	7.8%	$18,776	$19,167	(2.0)%
Houston, TX	5,912	27,616	27,936	(1.1)%	11,752	11,667	0.7%	15,864	16,269	(2.5)%
SE Florida	2,520	15,488	14,709	5.3%	5,012	5,023	(0.2)%	10,476	9,686	8.2%
Dallas, TX	3,993	16,312	15,216	7.2%	7,053	6,354	11.0%	9,259	8,862	4.5%
Los Angeles/Orange County, CA	2,068	12,914	12,415	4.0%	3,908	4,009	(2.5)%	9,006	8,406	7.1%
Atlanta, GA	3,633	15,405	14,764	4.3%	5,579	5,867	(4.9)%	9,826	8,897	10.4%
Tampa, FL	1,928	8,054	7,522	7.1%	3,035	2,988	1.6%	5,019	4,534	10.7%
Orlando, FL	2,662	10,968	10,214	7.4%	3,969	3,926	1.1%	6,999	6,288	11.3%
Charlotte, NC	2,487	10,629	10,414	2.1%	3,173	3,464	(8.4)%	7,456	6,950	7.3%
Denver, CO	1,941	9,465	9,023	4.9%	2,737	2,673	2.4%	6,728	6,350	6.0%
San Diego/Inland Empire, CA	1,665	9,591	8,959	7.1%	3,388	3,241	4.5%	6,203	5,718	8.5%
Phoenix, AZ	2,095	8,518	8,061	5.7%	2,947	2,864	2.9%	5,571	5,197	7.2%
Raleigh, NC	2,266	8,195	7,766	5.5%	2,972	2,771	7.3%	5,223	4,995	4.6%
Austin, TX	1,386	5,892	5,579	5.6%	2,606	2,570	1.4%	3,286	3,009	9.2%
Corpus Christi, TX	632	2,197	2,246	(2.2)%	923	835	10.5%	1,274	1,411	(9.7)%

Total Same Property	40,221	$189,104	$182,415	3.7%	$68,138	$66,676	2.2%	$120,966	$115,739	4.5%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	3Q16	3Q15	Growth	3Q16	3Q15	Growth	3Q16	3Q15	Growth
D.C. Metro	15.5%	96.0%	96.4%	(0.4)%	$1,682	$1,670	0.7%	$1,921	$1,895	1.4%
Houston, TX	13.1%	94.3%	95.7%	(1.4)%	1,449	1,471	(1.5)%	1,652	1,647	0.3%
SE Florida	8.7%	96.4%	97.0%	(0.6)%	1,874	1,788	4.8%	2,125	2,006	5.9%
Dallas, TX	7.7%	96.7%	96.3%	0.4%	1,206	1,142	5.6%	1,409	1,318	6.8%
Los Angeles/Orange County, CA	7.4%	95.5%	95.4%	0.1%	1,979	1,888	4.8%	2,180	2,098	3.9%
Atlanta, GA	8.1%	96.0%	95.9%	0.1%	1,265	1,213	4.3%	1,472	1,413	4.2%
Tampa, FL	4.1%	96.1%	95.8%	0.3%	1,185	1,121	5.7%	1,449	1,356	6.8%
Orlando, FL	5.8%	96.7%	96.5%	0.2%	1,195	1,121	6.6%	1,420	1,325	7.2%
Charlotte, NC	6.2%	96.6%	97.1%	(0.5)%	1,259	1,234	2.0%	1,475	1,438	2.6%
Denver, CO	5.6%	96.2%	96.6%	(0.4)%	1,471	1,412	4.2%	1,689	1,605	5.3%
San Diego/Inland Empire, CA	5.1%	95.6%	96.4%	(0.8)%	1,770	1,677	5.5%	2,008	1,861	7.9%
Phoenix, AZ	4.6%	95.1%	95.7%	(0.6)%	1,162	1,120	3.8%	1,425	1,341	6.3%
Raleigh, NC	4.3%	95.8%	95.9%	(0.1)%	1,025	987	3.9%	1,258	1,192	5.6%
Austin, TX	2.7%	96.3%	96.2%	0.1%	1,221	1,172	4.2%	1,471	1,395	5.5%
Corpus Christi, TX	1.1%	93.8%	94.8%	(1.0)%	1,001	1,013	(1.2)%	1,236	1,250	(1.2)%

Total Same Property	100.0%	95.8%	96.2%	(0.4)%	$1,411	$1,369	3.1%	$1,636	$1,572	4.1%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2015, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
September 30, 2016
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	3Q16	2Q16	Growth	3Q16	2Q16	Growth	3Q16	2Q16	Growth
D.C. Metro	5,033	$27,860	$27,361	1.8%	$9,084	$8,711	4.3%	$18,776	$18,650	0.7%
Houston, TX	5,912	27,616	27,486	0.5%	11,752	11,988	(2.0)%	15,864	15,498	2.4%
SE Florida	2,520	15,488	15,257	1.5%	5,012	4,974	0.8%	10,476	10,283	1.9%
Dallas, TX	3,993	16,312	15,982	2.1%	7,053	6,633	6.3%	9,259	9,349	(1.0)%
Los Angeles/Orange County, CA	2,068	12,914	12,702	1.7%	3,908	3,923	(0.4)%	9,006	8,779	2.6%
Atlanta, GA	3,633	15,405	15,182	1.5%	5,579	5,666	(1.5)%	9,826	9,516	3.3%
Tampa, FL	1,928	8,054	7,970	1.1%	3,035	3,041	(0.2)%	5,019	4,929	1.8%
Orlando, FL	2,662	10,968	10,754	2.0%	3,969	3,871	2.5%	6,999	6,883	1.7%
Charlotte, NC	2,487	10,629	10,453	1.7%	3,173	3,401	(6.7)%	7,456	7,052	5.7%
Denver, CO	1,941	9,465	9,258	2.2%	2,737	2,678	2.2%	6,728	6,580	2.2%
San Diego/Inland Empire, CA	1,665	9,591	9,356	2.5%	3,388	3,269	3.6%	6,203	6,087	1.9%
Phoenix, AZ	2,095	8,518	8,397	1.4%	2,947	2,880	2.3%	5,571	5,517	1.0%
Raleigh, NC	2,266	8,195	8,002	2.4%	2,972	2,803	6.0%	5,223	5,199	0.5%
Austin, TX	1,386	5,892	5,775	2.0%	2,606	2,522	3.3%	3,286	3,253	1.0%
Corpus Christi, TX	632	2,197	2,175	1.0%	923	843	9.5%	1,274	1,332	(4.4)%

Total Same Property	40,221	$189,104	$186,110	1.6%	$68,138	$67,203	1.4%	$120,966	$118,907	1.7%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	3Q16	2Q16	Growth	3Q16	2Q16	Growth	3Q16	2Q16	Growth
D.C. Metro	15.5%	96.0%	95.5%	0.5%	$1,682	$1,668	0.8%	$1,921	$1,898	1.3%
Houston, TX	13.1%	94.3%	93.9%	0.4%	1,449	1,460	(0.8)%	1,652	1,650	0.1%
SE Florida	8.7%	96.4%	96.5%	(0.1)%	1,874	1,851	1.2%	2,125	2,092	1.6%
Dallas, TX	7.7%	96.7%	96.2%	0.5%	1,206	1,186	1.7%	1,409	1,387	1.6%
Los Angeles/Orange County, CA	7.4%	95.5%	95.4%	0.1%	1,979	1,952	1.4%	2,180	2,147	1.6%
Atlanta, GA	8.1%	96.0%	95.9%	0.1%	1,265	1,243	1.8%	1,472	1,453	1.4%
Tampa, FL	4.1%	96.1%	96.0%	0.1%	1,185	1,167	1.5%	1,449	1,435	1.0%
Orlando, FL	5.8%	96.7%	96.7%	0.0%	1,195	1,176	1.6%	1,420	1,393	2.0%
Charlotte, NC	6.2%	96.6%	96.3%	0.3%	1,259	1,244	1.2%	1,475	1,455	1.4%
Denver, CO	5.6%	96.2%	95.6%	0.6%	1,471	1,451	1.4%	1,689	1,664	1.6%
San Diego/Inland Empire, CA	5.1%	95.6%	95.5%	0.1%	1,770	1,736	2.0%	2,008	1,961	2.4%
Phoenix, AZ	4.6%	95.1%	94.7%	0.4%	1,162	1,154	0.7%	1,425	1,410	1.0%
Raleigh, NC	4.3%	95.8%	95.3%	0.5%	1,025	1,006	1.9%	1,258	1,235	1.9%
Austin, TX	2.7%	96.3%	95.7%	0.6%	1,221	1,202	1.6%	1,471	1,451	1.4%
Corpus Christi, TX	1.1%	93.8%	92.7%	1.1%	1,001	1,006	(0.5)%	1,236	1,237	(0.1)%

Total Same Property	100.0%	95.8%	95.5%	0.3%	$1,411	$1,396	1.1%	$1,636	$1,616	1.3%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2015, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
September 30, 2016
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)	Included	2016	2015	Growth	2016	2015	Growth	2016	2015	Growth
D.C. Metro	5,033	$82,208	$81,785	0.5%	$26,570	$25,792	3.0%	$55,638	$55,993	(0.6)%
Houston, TX	5,912	82,415	82,898	(0.6)%	35,422	34,531	2.6%	46,993	48,367	(2.8)%
SE Florida	2,520	45,837	43,406	5.6%	14,809	14,764	0.3%	31,028	28,642	8.3%
Dallas, TX	3,993	47,999	44,391	8.1%	20,037	17,986	11.4%	27,962	26,405	5.9%
Los Angeles/Orange County, CA	2,068	38,199	36,539	4.5%	11,671	11,591	0.7%	26,528	24,948	6.3%
Atlanta, GA	3,633	45,390	43,083	5.4%	16,659	16,580	0.5%	28,731	26,503	8.4%
Tampa, FL	1,928	23,803	21,945	8.5%	8,991	8,594	4.6%	14,812	13,351	10.9%
Orlando, FL	2,662	32,211	29,818	8.0%	11,675	11,230	4.0%	20,536	18,588	10.5%
Charlotte, NC	2,487	31,410	30,682	2.4%	9,786	10,029	(2.4)%	21,624	20,653	4.7%
Denver, CO	1,941	27,612	26,146	5.6%	7,654	7,705	(0.7)%	19,958	18,441	8.2%
San Diego/Inland Empire, CA	1,665	28,145	26,118	7.8%	9,944	9,510	4.6%	18,201	16,608	9.6%
Phoenix, AZ	2,095	25,207	23,510	7.2%	8,608	8,068	6.7%	16,599	15,442	7.5%
Raleigh, NC	2,266	24,073	22,730	5.9%	8,470	7,881	7.5%	15,603	14,849	5.1%
Austin, TX	1,386	17,351	16,387	5.9%	7,595	7,385	2.8%	9,756	9,002	8.4%
Corpus Christi, TX	632	6,534	6,655	(1.8)%	2,584	2,537	1.9%	3,950	4,118	(4.1)%

Total Same Property	40,221	$558,394	$536,093	4.2%	$200,475	$194,183	3.2%	$357,919	$341,910	4.7%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Year to Date Results (a)	Contribution	2016	2015	Growth	2016	2015	Growth	2016	2015	Growth
D.C. Metro	15.6%	95.5%	96.0%	(0.5)%	$1,669	$1,662	0.4%	$1,901	$1,881	1.0%
Houston, TX	13.1%	94.1%	95.6%	(1.5)%	1,459	1,461	(0.1)%	1,645	1,629	0.9%
SE Florida	8.7%	96.6%	96.7%	(0.1)%	1,853	1,768	4.8%	2,092	1,979	5.7%
Dallas, TX	7.8%	96.4%	96.2%	0.2%	1,187	1,118	6.2%	1,386	1,284	7.9%
Los Angeles/Orange County, CA	7.4%	95.4%	95.3%	0.1%	1,952	1,858	5.1%	2,151	2,060	4.4%
Atlanta, GA	8.0%	95.8%	95.6%	0.2%	1,247	1,191	4.7%	1,449	1,378	5.2%
Tampa, FL	4.2%	96.0%	95.4%	0.6%	1,167	1,104	5.7%	1,430	1,325	7.9%
Orlando, FL	5.7%	96.4%	96.1%	0.3%	1,177	1,102	6.8%	1,395	1,295	7.7%
Charlotte, NC	6.0%	96.3%	96.8%	(0.5)%	1,246	1,218	2.3%	1,457	1,416	2.9%
Denver, CO	5.6%	95.4%	96.2%	(0.8)%	1,453	1,369	6.1%	1,656	1,556	6.4%
San Diego/Inland Empire, CA	5.1%	95.4%	96.0%	(0.6)%	1,740	1,641	6.0%	1,968	1,815	8.4%
Phoenix, AZ	4.6%	95.2%	95.5%	(0.3)%	1,154	1,109	4.1%	1,404	1,306	7.5%
Raleigh, NC	4.4%	95.5%	95.5%	0.0%	1,009	967	4.3%	1,236	1,167	5.9%
Austin, TX	2.7%	96.1%	95.8%	0.3%	1,203	1,155	4.2%	1,448	1,372	5.6%
Corpus Christi, TX	1.1%	93.0%	93.8%	(0.8)%	1,007	1,009	(0.2)%	1,236	1,248	(1.0)%

Total Same Property	100.0%	95.6%	95.9%	(0.3)%	$1,398	$1,351	3.5%	$1,614	$1,544	4.5%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2015, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
September 30, 2016
(In thousands)

(Unaudited)

					% of Actual
					3Q16 Operating
Quarterly Comparison (a)	3Q16	3Q15	$ Change	% Change	Expenses

Property taxes	$23,510	$22,493	$1,017	4.5%	34.5%
Salaries and Benefits for On-site Employees	14,218	14,755	(537)	(3.6)%	20.9%
Utilities	15,025	13,807	1,218	8.8%	22.1%
Repairs and Maintenance	9,176	9,621	(445)	(4.6)%	13.5%
Property Insurance	2,252	2,468	(216)	(8.7)%	3.3%
General and Administrative	2,282	2,139	143	6.7%	3.3%
Marketing and Leasing	1,122	1,235	(113)	(9.2)%	1.6%
Other	553	158	395	251.0%	0.8%

Total Same Property	$68,138	$66,676	$1,462	2.2%	100.0%

					% of Actual
					3Q16 Operating
Sequential Comparison (a)	3Q16	2Q16	$ Change	% Change	Expenses

Property taxes	$23,510	$23,568	($58)	(0.2)%	34.5%
Salaries and Benefits for On-site Employees	14,218	14,553	(335)	(2.3)%	20.9%
Utilities	15,025	14,001	1,024	7.3%	22.1%
Repairs and Maintenance	9,176	8,996	180	2.0%	13.5%
Property Insurance	2,252	2,164	89	4.1%	3.3%
General and Administrative	2,282	2,248	34	1.5%	3.3%
Marketing and Leasing	1,122	1,117	5	0.4%	1.6%
Other	553	556	(3)	(0.5)%	0.8%

Total Same Property	$68,138	$67,203	$935	1.4%	100.0%

					% of Actual
					2016 Operating
Year to Date Comparison (a)	2016	2015	$ Change	% Change	Expenses

Property taxes	$70,411	$66,886	$3,525	5.3%	35.1%
Salaries and Benefits for On-site Employees	42,966	42,305	661	1.6%	21.4%
Utilities	42,743	38,995	3,748	9.6%	21.4%
Repairs and Maintenance	26,586	26,419	167	0.6%	13.3%
Property Insurance	5,978	8,304	(2,326)	(28.0)%	3.0%
General and Administrative	6,845	6,432	413	6.4%	3.4%
Marketing and Leasing	3,284	3,514	(230)	(6.5)%	1.6%
Other	1,662	1,328	334	25.2%	0.8%

Total Same Property	$200,475	$194,183	$6,292	3.2%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2015, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended September 30,		Nine Months Ended September 30,
OPERATING DATA (a)	2016	2015	2016	2015
Property Revenues
Rental revenues	$8,252	$7,985	$24,426	$23,294
Other property revenues	1,279	1,205	3,723	3,369
Total property revenues	9,531	9,190	28,149	26,663

Property expenses
Property operating and maintenance	2,399	2,283	6,825	6,434
Real estate taxes	1,503	1,492	4,677	4,389
	3,902	3,775	11,502	10,823

Net Operating Income	5,629	5,415	16,647	15,840

Other expenses
Interest (b)	1,428	1,482	4,432	4,395
Depreciation and amortization	2,247	2,276	6,902	6,643
Other (including debt prepayment penalties)	88	83	261	315
Total other expenses	3,763	3,841	11,595	11,353

Equity in income of joint ventures	$1,866	$1,574	$5,052	$4,487

	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015
BALANCE SHEET DATA(c)
Land	$109,912	$109,912	$109,912	$109,912	$108,157
Building & Improvements	737,460	734,947	731,896	730,867	714,631
	847,372	844,859	841,808	840,779	822,788
Accumulated Depreciation	(136,671)	(129,364)	(121,865)	(114,277)	(106,669)
Net operating real estate assets	710,701	715,495	719,943	726,502	716,119
Properties under development and land	1,265	1,265	2,347	1,711	16,177
Cash and other assets, net	17,334	14,873	13,863	19,768	20,880
Total assets	$729,300	$731,633	$736,153	$747,981	$753,176

Notes payable	$520,976	$524,155	$528,193	$526,950	$528,702
Other liabilities	24,871	20,457	16,347	25,765	26,011
Total liabilities	545,847	544,612	544,540	552,715	554,713

Member's equity	183,453	187,021	191,613	195,266	198,463
Total liabilities and members' equity	$729,300	$731,633	$736,153	$747,981	$753,176

Company's equity investment	$30,046	$31,142	$32,568	$33,698	$34,705

Company's pro-rata share of debt	$163,065	$164,061	$165,325	$164,935	$165,484

PROPERTY DATA (end of period)
Total operating properties	22	22	22	22	21
Total operating apartment homes (d)	7,283	7,278	7,278	7,278	7,012
Pro rata share of operating apartment homes	2,280	2,278	2,278	2,278	2,195
Total development properties	—	—	—	—	1
Total development apartment homes	—	—	—	—	266
Pro rata share of development apartment homes	—	—	—	—	83

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Prior year has been changed to reflect the adoption of ASU 2015-03 (as supplemented by ASU 2015-15) at December 31, 2015, which required retrospective application.
(c) Balance sheet and property data reported at 100%.
(d) In August 2016, one of the funds completed the conversion of retail space to five apartment homes at one of it's operating properties.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF SEPTEMBER 30, 2016 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 10/26/2016
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Chandler	380	$67.8			1Q14	1Q15	1Q16	4Q16	87%	86%
	Chandler, AZ
2.	Camden Victory Park	423	84.8			4Q13	1Q16	3Q16	1Q18	67%	58%
	Dallas, TX

Total Completed Communities in Lease-Up		803	$152.6							76%	71%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 10/26/2016
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden Gallery	323	$58.0	$57.7	$14.2	3Q13	1Q16	4Q16	1Q17	69%	67%
	Charlotte, NC
2.	The Camden	287	145.0	131.8	1.5	4Q13	2Q16	4Q16	2Q17	70%	66%
	Los Angeles, CA
3.	Camden Lincoln Station	267	56.0	43.7	43.6	4Q14	4Q16	2Q17	1Q18
	Denver, CO
4.	Camden NoMa II	405	115.0	91.7	91.7	1Q15	2Q17	4Q17	4Q19
	Washington, DC
5.	Camden Shady Grove	457	116.0	78.7	78.7	2Q15	1Q17	1Q18	4Q19
	Rockville, MD
6.	Camden McGowen Station	315	90.0	27.8	27.8	4Q14	4Q17	2Q18	3Q19
	Houston, TX
7.	Camden Washingtonian	365	90.0	26.0	26.0	3Q16	2Q18	4Q18	4Q19
	Gaithersburg, MD

Total Development Communities		2,419	$670.0	$457.4	$283.5					69%	67%

Additional Development Pipeline & Land (a)					142.0

Total Properties Under Development and Land (per Balance Sheet)					$425.5

NOI Contribution from Development Communities ($ in millions)								Cost to Date	3Q16 NOI
Communities that Stabilized During Quarter								$113.9	$1.1
Completed Communities in Lease-Up								152.6	1.2
Development Communities in Lease-Up								189.5	1.3
Total Development Communities NOI Contribution								$456.0	$3.6

(a) Please refer to the Development Pipeline & Land Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF SEPTEMBER 30, 2016 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden North End (b)	1,069	$225.0	$42.5
	Scottsdale, AZ
2.	Camden Grandview II	28	17.0	5.9
	Charlotte, NC
3.	Camden Buckhead	336	80.0	24.7
	Atlanta, GA
4.	Camden Arts District	354	150.0	15.8
	Los Angeles, CA
5.	Camden Conte (c)	519	170.0	22.2
	Houston, TX
6.	Camden Atlantic	286	62.0	14.0
	Plantation, FL
7.	Camden Gallery II	5	3.0	1.0
	Charlotte, NC
8.	Camden RiNo	230	70.0	15.9
	Denver, CO

Development Pipeline		2,827	$777.0	$142.0

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecasted and estimates routinely require adjustment.

(b) Anticipated to be developed in three phases. The estimated units, estimated cost, and cost to date represent all phases.

(c) Anticipated to be developed in two phases. The estimated units, estimated cost, and cost to date represent both phases.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2016 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per Unit amounts)

				Apartment	Weighted Average	Community
Dispositions		Location	Sales Price	Homes	Monthly Rental Rate	Age	Closing Date
1.	Las Vegas Portfolio (a)	Las Vegas, NV	$630.0	4,918 Homes	$1,060	23 years	4/26/2016
2.	Camden Westshore	Tampa, FL	39.0	278 Homes	1,026	30 years	6/28/2016
3.	Camden Clearbrook	Frederick, MD	61.0	297 Homes	1,373	9 years	7/11/2016
4.	Camden Summerfield	Landover, MD	67.0	291 Homes	1,648	8 years	7/11/2016
5.	Camden Summerfield II	Landover, MD	43.0	187 Homes	1,627	4 years	7/11/2016
6.	Camden Woods	Tampa, FL	58.0	444 Homes	1,030	30 years	8/9/2016
7.	Camden Renaissance	Altamonte Springs, FL	78.9	578 Homes	979	19 years	8/22/2016
8.	Camden Parkside	Fullerton, CA	95.6	421 Homes	1,496	44 years	8/31/2016
9.	Camden Lakes	St. Petersburg, FL	80.9	688 Homes	899	34 years	9/27/2016

Total/Average Dispositions			$1,153.4	8,102 Homes	$1,147	23 years

Land Acquisitions		Location	Purchase Price	Acres	Closing Date
1.	Camden Grandview II	Charlotte, NC	$4.1	2.0	2/23/2016
2.	Camden Gallery (b)	Charlotte, NC	0.8	0.2	6/15/2016
3.	Camden RiNo	Denver, CO	15.0	2.4	9/8/2016

Total/Average Land Acquisitions			$19.9	4.6 Acres

(a) Includes retail center and 19.6 acres of land.

(b) Additional outparcel of an existing development.

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF SEPTEMBER 30, 2016:

	Future Scheduled Repayments
Year (a)	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt
2016 (b)	($113)	$—	$—	($113)	—%	N/A
2017	436	—	246,750	247,186	10.0%	5.8%
2018	799	175,000	—	175,799	7.1%	1.3%
2019	1,139	644,107	—	645,246	26.0%	5.4%
2020	1,110	—	—	1,110	—%	N/A
2021	1,480	—	250,000	251,480	10.1%	4.8%
2022	1,860	—	350,000	351,860	14.2%	3.2%
2023	2,991	—	250,000	252,991	10.2%	5.1%
2024	3,832	—	500,000	503,832	20.3%	4.0%
Thereafter	51,235	—	—	51,235	2.1%	3.6%
Total Maturing Debt	$64,769	$819,107	$1,596,750	$2,480,626	100.0%	4.4%

Unsecured Line of Credit	—	—	—	—	—%	—%
Total Debt	$64,769	$819,107	$1,596,750	$2,480,626	100.0%	4.4%

Weighted Average Maturity of Debt		5.1 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$206,131	8.3%	1.4%	3.5 Years
Fixed rate debt	2,274,495	91.7%	4.7%	5.3 Years
Total	$2,480,626	100.0%	4.4%	5.1 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,582,655	63.8%	4.4%	5.6 Years
Secured debt	897,971	36.2%	4.4%	4.3 Years
Total	$2,480,626	100.0%	4.4%	5.1 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$691,840	77.0%	5.3%	4.5 Years
Conventional variable-rate mortgage debt	175,000	19.5%	1.3%	2.0 Years
Tax exempt variable rate debt	31,131	3.5%	2.3%	11.7 Years
Total	$897,971	100.0%	4.4%	4.3 Years

REAL ESTATE ASSETS: (c)	Total Homes	% of Total	Total Cost	% of Total	3Q16 NOI	% of Total
Unencumbered real estate assets	35,221	73.9%	$5,709,148	78.2%	$103,714	74.2%
Encumbered real estate assets	12,421	26.1%	1,589,158	21.8%	36,147	25.8%
Total	47,642	100.0%	$7,298,306	100.0%	$139,861	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.6x

(a) Includes all available extension options.

(b) Accretion of discount.

(c) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2016 AND 2017:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
4Q 2016 (a)	($113)	$—	$—	($113)	N/A
2016	($113)	$—	$—	($113)	N/A

1Q 2017	$47	$—	$—	$47	N/A
2Q 2017	99	—	246,750	246,849	5.8%
3Q 2017	139	—	—	139	N/A
4Q 2017	151	—	—	151	N/A
2017	$436	$—	$246,750	$247,186	5.8%

(a) Accretion of discount.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	24%	Yes

Secured Debt to Gross Asset Value	<	40%	9%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	421%	Yes

Unsecured Debt to Gross Asset Value	<	60%	21%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	32%	Yes

Total Secured Debt to Total Asset Value	<	40%	11%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	395%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	393%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF SEPTEMBER 30, 2016:

	Future Scheduled Repayments				Weighted Average Interest on Maturing Debt
Year (a)	Amortization	Secured Maturities	Total	% of Total
2016	$432	$—	$432	0.3%	N/A
2017	1,576	44,153	45,729	28.0%	3.2%
2018	630	50,818	51,448	31.5%	4.0%
2019	282	7,383	7,665	4.7%	4.2%
2020	92	—	92	0.1%	N/A
2021	(43)	5,160	5,117	3.1%	4.8%
2022	(55)	—	(55)	—%	N/A
2023	(56)	—	(56)	—%	N/A
2024	(57)	—	(57)	—%	N/A
Thereafter	(87)	52,235	52,148	31.9%	2.5%
Total Debt	$2,714	$159,749	$162,463	99.6%	3.5%

Unsecured lines of credit (b)	$—	$602	$602	0.4%	3.3%
	$2,714	$160,351	$163,065	100.0%	3.4%

Weighted Average Maturity of Debt		4.1 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$87,608	53.7%	2.5%	6.2 Years
Fixed rate debt		75,457	46.3%	4.3%	1.6 Years
Total		$163,065	100.0%	3.4%	4.1 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$75,457	46.3%	4.3%	1.6 Years
Conventional variable-rate mortgage debt		68,182	41.8%	2.6%	7.5 Years
Variable-rate construction loans		18,824	11.5%	2.2%	1.5 Years
Unsecured lines of credit		602	0.4%	3.3%	0.4 Years
Total		$163,065	100.0%	3.4%	4.1 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,283	$847,372
Land		0	1,265
Total		7,283	$848,637

(a) Includes all available extension options.

(b) As of September 30, 2016 these borrowings were drawn under the lines of credit with $10.0 million in total capacity. Camden has a 31.3% ownership interest in the borrowing entity.

(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2016 AND 2017:

	Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter (a)	Amortization	Secured Maturities	Total
4Q 2016	$432	$—	$432	N/A
2016	$432	$—	$432	N/A

1Q 2017 (b)	$429	$9,727	$10,156	3.7%
2Q 2017	386	16,467	16,853	2.8%
3Q 2017	383	4,992	5,375	4.8%
4Q 2017	378	13,569	13,947	2.9%
2017	$1,576	$44,755	$46,331	3.2%

(a) Includes all available extension options.

(b) 1Q 2017 maturities includes unsecured lines of credit with $602 (Camden's pro-rata share) outstanding as of September 30, 2016. The lines of credit have $10.0 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Third Quarter 2016 (a)
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (b)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.5	years	$2,924	$63	$631	$14
Appliances	9.5	years	564	12	273	6
Painting	—		—	—	1,808	39
Cabinetry/Countertops	10.0	years	226	5	—	—
Other	9.0	years	1,272	27	479	10
Exteriors
Painting	5.0	years	1,901	41	—	—
Carpentry	10.0	years	209	4	—	—
Landscaping	5.5	years	520	11	2,257	48
Roofing	18.5	years	850	18	77	2
Site Drainage	10.0	years	90	2	—	—
Fencing/Stair	10.0	years	523	11	—	—
Other (c)	6.9	years	2,981	64	3,495	75
Common Areas
Mech., Elec., Plumbing	9.3	years	3,153	68	1,687	36
Parking/Paving	4.7	years	1,275	27	—	—
Pool/Exercise/Facility	8.1	years	2,758	59	378	8
Total Recurring (d)			$19,246	$412	$11,085	$238
Weighted Average Apartment Homes				46,702		46,702

Non-recurring capitalized expenditures (e)			$2,567

Revenue Enhancing Expenditures (f)	10.0	years	$4,747	$9,042
Revenue Enhanced Apartment Homes				525

	Year to date 2016 (a)
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (b)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.5	years	$7,030	$142	$2,564	$52
Appliances	9.5	years	1,866	38	782	16
Painting	—		—	—	4,739	96
Cabinetry/Countertops	10.0	years	728	15	—	—
Other	9.0	years	3,418	69	1,485	30
Exteriors
Painting	5.0	years	2,777	56	—	—
Carpentry	10.0	years	695	14	—	—
Landscaping	5.5	years	1,390	28	8,007	162
Roofing	18.5	years	2,124	43	246	5
Site Drainage	10.0	years	156	3	—	—
Fencing/Stair	10.0	years	1,043	21	—	—
Other (c)	6.9	years	7,074	143	9,471	191
Common Areas
Mech., Elec., Plumbing	9.3	years	7,507	152	4,471	90
Parking/Paving	4.7	years	1,866	38	—	—
Pool/Exercise/Facility	8.1	years	5,935	120	1,081	22
Total Recurring (d)			$43,609	$882	$32,846	$664
Weighted Average Apartment Homes				49,521		49,521

Non-recurring capitalized expenditures (e)			$5,988

Revenue Enhancing Expenditures (f)	10.0	years	$13,233	$10,637
Revenue Enhanced Apartment Homes				1,244

(a) Includes discontinued operations. Capital expenditures for discontinued operations were $0 and $1,892 for the three and nine months ended September 30, 2016. Maintenance expenses were $0 and $1,157 for the same periods.
(b) Weighted average useful life of capitalized expenses for the three and nine months ended September 30, 2016.
(c) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(d) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(e) Capital expenditures primarily composed of non-recurring or one-time additions such as LED lighting programs for 2016 in addition to other, non-routine items.
(f) Represents capital expenditures for the three and nine months ended September 30, 2016 spent on apartment unit renovation (primarily kitchens and baths) designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO
In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net income attributable to common shareholders	$290,898	$37,044	$778,930	$188,722
Real estate depreciation and amortization	61,264	59,793	182,694	174,882
Real estate depreciation from discontinued operations	—	4,059	4,327	11,936
Adjustments for unconsolidated joint ventures	2,266	2,300	6,944	6,782
Income allocated to non-controlling interests	12,523	1,150	17,216	7,738
Gain on sale of operating properties, net of tax	(262,719)	—	(294,954)	(85,145)
Gain on sale of discontinued operations, net of tax	—	—	(375,237)	—
Funds from operations	$104,232	$104,346	$319,920	$304,915

Less: recurring capitalized expenditures	(19,246)	(18,202)	(43,609)	(46,740)

Adjusted funds from operations	$84,986	$86,144	$276,311	$258,175

Weighted average number of common shares outstanding:
EPS diluted	90,012	89,530	89,858	89,450
FFO/AFFO diluted	91,901	91,426	91,749	91,347

Total earnings per common share - diluted	$3.21	$0.41	$8.60	$2.09
FFO per common share - diluted	$1.13	$1.14	$3.49	$3.34
AFFO per common share - diluted	$0.92	$0.94	$3.01	$2.83

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	4Q16	Range	2016	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.40	$0.44	$9.00	$9.04
Expected real estate depreciation and amortization	0.68	0.68	2.75	2.75
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.10	0.10
Expected income allocated to non-controlling interests	0.01	0.01	0.21	0.21
Reported (gain) on sale of operating properties	—	—	(3.28)	(3.28)
Reported (gain) on sale of discontinued operations	—	—	(4.17)	(4.17)
Expected FFO per share - diluted	$1.12	$1.16	$4.61	$4.65

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2016	2015	2016	2015
Net income	$303,421	$38,194	$796,146	$196,460
Less: Fee and asset management income	(1,667)	(1,902)	(5,223)	(5,083)
Less: Interest and other income	(927)	(107)	(1,366)	(308)
Less: Income/(loss) on deferred compensation plans	(3,494)	3,438	(4,781)	1,871
Plus: Property management expense	5,590	5,700	19,147	17,423
Plus: Fee and asset management expense	911	1,227	2,861	3,424
Plus: General and administrative expense	10,810	11,790	34,836	33,120
Plus: Interest expense	23,076	23,674	69,936	73,572
Plus: Depreciation and amortization expense	62,832	61,336	187,379	179,260
Plus: Expense/(benefit) on deferred compensation plans	3,494	(3,438)	4,781	(1,871)
Less: Gain on sale of operating properties, including land	(262,719)	—	(295,397)	(85,192)
Less: Equity in income of joint ventures	(1,866)	(1,574)	(5,052)	(4,487)
Plus: Income tax expense	400	498	1,204	1,334
Less: Income from discontinued operations	—	(4,907)	(7,605)	(14,832)
Less: Gain on sale of discontinued operations, net of tax	—	—	(375,237)	—
Net Operating Income (NOI)	$139,861	$133,929	$421,629	$394,691

"Same Property" Communities	$120,966	$115,739	$357,919	$341,910
Non-"Same Property" Communities	11,801	8,545	35,898	24,160
Development and Lease-Up Communities	2,525	359	4,745	576
Dispositions/Other	4,569	9,286	23,067	28,045
Net Operating Income (NOI)	$139,861	$133,929	$421,629	$394,691

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2016	2015	2016	2015
Net income attributable to common shareholders	$290,898	$37,044	$778,930	$188,722
Plus: Interest expense	23,076	23,674	69,936	73,572
Plus: Depreciation and amortization expense	62,832	61,336	187,379	179,260
Plus: Income allocated to non-controlling interests from continuing operations	12,523	1,150	17,216	7,738
Plus: Income tax expense	400	498	1,204	1,334
Plus: Real estate depreciation from discontinued operations	—	4,059	4,327	11,936
Less: Gain on sale of operating properties, including land	(262,719)	—	(295,397)	(85,192)
Less: Equity in income of joint ventures	(1,866)	(1,574)	(5,052)	(4,487)
Less: Gain on sale of discontinued operations, net of tax	—	—	(375,237)	—
Adjusted EBITDA	$125,144	$126,187	$383,306	$372,883

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	Baa1	Positive
	Standard & Poor's	BBB+	Stable

Estimated Future Dates:		Q4 '16	Q1 '17	Q2 '17	Q3 '17
Earnings Release & Conference Call		Early February	Early May	Late July	Late October

Dividend Information - Common Shares:		Q1 '16	Q2 '16	Q3 '16	Special Q3 '16
Declaration Date		1/28/2016	6/15/2016	9/12/2016	9/12/2016
Record Date		3/31/2016	6/30/2016	9/30/2016	9/23/2016
Payment Date		4/18/2016	7/18/2016	10/17/2017	9/30/2016
Distributions Per Share		$0.75	$0.75	$0.75	$4.25

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call 1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2016

(Unaudited)							3Q16 Avg Monthly		3Q16 Avg Monthly
			Year Placed	Average	Apartment	3Q16 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler (1)	Chandler	AZ	2015	1,146	380	Lease-Up	$1,297	$1.13	$1,468	$1.28
Camden Copper Square	Phoenix	AZ	2000	786	332	96%	1,094	1.39	1,389	1.77
Camden Foothills	Scottsdale	AZ	2014	1,032	220	91%	1,519	1.47	1,858	1.80
Camden Hayden	Tempe	AZ	2015	1,043	234	91%	1,381	1.32	1,661	1.59
Camden Legacy	Scottsdale	AZ	1996	1,067	428	95%	1,149	1.08	1,404	1.32
Camden Montierra	Scottsdale	AZ	1999	1,071	249	96%	1,269	1.19	1,515	1.41
Camden Pecos Ranch	Chandler	AZ	2001	924	272	95%	1,011	1.09	1,254	1.36
Camden San Marcos	Scottsdale	AZ	1995	984	320	95%	1,148	1.17	1,398	1.42
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	95%	1,155	1.11	1,437	1.38
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	93%	1,452	1.11	1,725	1.32
TOTAL ARIZONA	10	Properties		1,030	2,929	94%	1,224	1.19	1,480	1.44

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	97%	1,929	1.91	2,144	2.13
Camden Glendale	Glendale	CA	2015	882	303	94%	2,215	2.51	2,355	2.67
Camden Harbor View	Long Beach	CA	2004	981	546	96%	2,438	2.48	2,608	2.66
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	96%	2,035	2.01	2,237	2.21
Camden Martinique	Costa Mesa	CA	1986	794	714	94%	1,656	2.08	1,875	2.36
Camden Sea Palms	Costa Mesa	CA	1990	891	138	97%	1,856	2.08	2,004	2.25
Total Los Angeles/Orange County	6	Properties		915	2,371	95%	2,009	2.20	2,201	2.40

Camden Landmark	Ontario	CA	2006	982	469	95%	1,496	1.52	1,675	1.71
Camden Old Creek	San Marcos	CA	2007	1,037	350	95%	1,933	1.86	2,188	2.11
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	96%	1,816	1.89	2,070	2.15
Camden Tuscany	San Diego	CA	2003	896	160	97%	2,501	2.79	2,786	3.11
Camden Vineyards	Murrieta	CA	2002	1,053	264	95%	1,524	1.45	1,789	1.70
Total San Diego/Inland Empire	5	Properties		992	1,665	96%	1,770	1.78	2,009	2.03

TOTAL CALIFORNIA	11	Properties		947	4,036	96%	1,910	2.02	2,121	2.24

Camden Belleview Station	Denver	CO	2009	888	270	95%	1,379	1.56	1,547	1.75
Camden Caley	Englewood	CO	2000	925	218	96%	1,336	1.44	1,566	1.69
Camden Denver West	Golden	CO	1997	1,015	320	96%	1,581	1.56	1,804	1.78
Camden Flatirons	Denver	CO	2015	960	424	95%	1,481	1.54	1,739	1.81
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	97%	1,595	1.39	1,812	1.58
Camden Interlocken	Broomfield	CO	1999	1,010	340	97%	1,479	1.46	1,715	1.70
Camden Lakeway	Littleton	CO	1997	932	451	96%	1,411	1.51	1,637	1.76
TOTAL COLORADO	7	Properties		985	2,365	96%	1,473	1.50	1,698	1.72

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	96%	1,551	1.46	1,819	1.71
Camden College Park	College Park	MD	2008	942	508	93%	1,530	1.62	1,720	1.83
Camden Dulles Station	Oak Hill	VA	2009	978	382	97%	1,633	1.67	1,886	1.93
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	1,723	1.63	2,004	1.90
Camden Fairfax Corner	Fairfax	VA	2006	934	489	96%	1,786	1.91	2,036	2.18
Camden Fallsgrove	Rockville	MD	2004	996	268	97%	1,737	1.74	1,938	1.95
Camden Grand Parc	Washington	DC	2002	674	105	99%	2,431	3.62	2,710	4.03
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	1,494	1.49	1,713	1.70
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	93%	1,620	1.58	1,841	1.79
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,531	1.79	1,781	2.08
Camden NoMa	Washington	DC	2014	770	321	95%	2,196	2.85	2,488	3.23
Camden Potomac Yard	Arlington	VA	2008	835	378	96%	1,981	2.37	2,247	2.69
Camden Roosevelt	Washington	DC	2003	856	198	98%	2,635	3.08	2,927	3.42
Camden Russett	Laurel	MD	2000	992	426	95%	1,460	1.47	1,656	1.67
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	1,484	1.52	1,717	1.76
Camden South Capitol (2)	Washington	DC	2013	821	281	95%	2,160	2.68	2,513	3.12
TOTAL DC METRO	16	Properties		940	5,635	96%	1,735	1.85	1,982	2.11

Camden Aventura	Aventura	FL	1995	1,108	379	96%	1,964	1.77	2,308	2.08
Camden Boca Raton	Boca Raton	FL	2014	843	261	95%	1,942	2.30	2,158	2.56
Camden Brickell	Miami	FL	2003	937	405	96%	2,076	2.22	2,270	2.42
Camden Doral	Miami	FL	1999	1,120	260	97%	1,878	1.68	2,145	1.91
Camden Doral Villas	Miami	FL	2000	1,253	232	96%	2,010	1.60	2,209	1.76
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	96%	2,036	1.95	2,270	2.18
Camden Plantation	Plantation	FL	1997	1,201	502	97%	1,609	1.34	1,859	1.55
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	96%	1,611	1.45	1,879	1.69
Total Southeast Florida	8	Properties		1,079	2,781	96%	$1,880	$1.74	$2,128	$1.97

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2016

(Unaudited)							3Q16 Avg Monthly		3Q16 Avg Monthly
			Year Placed	Average	Apartment	3Q16 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	97%	$1,292	$1.20	$1,540	$1.43
Camden Lago Vista	Orlando	FL	2005	955	366	97%	1,146	1.20	1,386	1.45
Camden LaVina	Orlando	FL	2012	970	420	97%	1,187	1.23	1,398	1.44
Camden Lee Vista	Orlando	FL	2000	937	492	98%	1,094	1.17	1,318	1.41
Camden Orange Court	Orlando	FL	2008	817	268	96%	1,293	1.58	1,552	1.90
Camden Town Square	Orlando	FL	2012	986	438	97%	1,248	1.27	1,453	1.48
Camden Waterford Lakes (2)	Orlando	FL	2013	971	300	95%	1,317	1.36	1,573	1.62
Camden World Gateway	Orlando	FL	2000	979	408	97%	1,185	1.21	1,397	1.43
Total Orlando	8	Properties		962	2,962	97%	1,208	1.26	1,435	1.49

Camden Bay	Tampa	FL	1997/2001	943	760	96%	1,086	1.15	1,361	1.44
Camden Montague	Tampa	FL	2012	975	192	95%	1,223	1.25	1,476	1.51
Camden Preserve	Tampa	FL	1996	942	276	96%	1,306	1.39	1,535	1.63
Camden Royal Palms	Brandon	FL	2006	1,017	352	97%	1,120	1.10	1,363	1.34
Camden Visconti (2)	Tampa	FL	2007	1,125	450	96%	1,270	1.13	1,525	1.36
Camden Westchase Park	Tampa	FL	2012	992	348	96%	1,352	1.36	1,643	1.66
Total Tampa	6	Properties		998	2,378	96%	1,201	1.20	1,463	1.47

TOTAL FLORIDA	22	Properties		1,012	8,121	96%	1,436	1.42	1,681	1.66

Camden Brookwood	Atlanta	GA	2002	912	359	95%	1,295	1.41	1,498	1.63
Camden Creekstone	Atlanta	GA	2002	990	223	96%	1,210	1.22	1,333	1.35
Camden Deerfield	Alpharetta	GA	2000	1,187	292	95%	1,327	1.12	1,568	1.32
Camden Dunwoody	Atlanta	GA	1997	1,007	324	97%	1,231	1.22	1,446	1.44
Camden Fourth Ward	Atlanta	GA	2014	847	276	97%	1,606	1.90	1,831	2.16
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	94%	1,364	1.46	1,578	1.69
Camden Paces	Atlanta	GA	2015	1,407	379	95%	2,487	1.77	2,650	1.88
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	96%	1,210	1.18	1,464	1.43
Camden Phipps (2)	Atlanta	GA	1996	1,018	234	96%	1,470	1.45	1,675	1.65
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	97%	1,189	1.04	1,434	1.25
Camden St. Clair	Atlanta	GA	1997	999	336	96%	1,246	1.25	1,466	1.47
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	96%	938	0.93	1,118	1.11
Camden Vantage	Atlanta	GA	2010	901	592	97%	1,291	1.43	1,462	1.62
TOTAL GEORGIA	13	Properties		1,026	4,246	96%	1,385	1.35	1,587	1.55

Camden Ballantyne	Charlotte	NC	1998	1,045	400	97%	1,221	1.17	1,458	1.39
Camden Cotton Mills	Charlotte	NC	2002	905	180	97%	1,452	1.60	1,670	1.85
Camden Dilworth	Charlotte	NC	2006	857	145	97%	1,446	1.69	1,659	1.94
Camden Fairview	Charlotte	NC	1983	1,036	135	96%	1,144	1.10	1,357	1.31
Camden Foxcroft	Charlotte	NC	1979	940	156	96%	1,007	1.07	1,250	1.33
Camden Grandview	Charlotte	NC	2000	1,057	266	96%	1,612	1.52	1,782	1.68
Camden Sedgebrook	Charlotte	NC	1999	972	368	97%	1,080	1.11	1,309	1.35
Camden Simsbury	Charlotte	NC	1985	874	100	98%	1,103	1.26	1,338	1.53
Camden South End Square	Charlotte	NC	2003	882	299	97%	1,349	1.53	1,557	1.77
Camden Southline (2)	Charlotte	NC	2015	831	266	97%	1,439	1.73	1,626	1.96
Camden Stonecrest	Charlotte	NC	2001	1,098	306	97%	1,272	1.16	1,501	1.37
Camden Touchstone	Charlotte	NC	1986	899	132	97%	985	1.10	1,155	1.28
Total Charlotte	12	Properties		966	2,753	97%	1,276	1.32	1,490	1.54

Camden Asbury Village (2)	Raleigh	NC	2009	1,009	350	97%	1,123	1.11	1,249	1.24
Camden Crest	Raleigh	NC	2001	1,013	438	96%	982	0.97	1,206	1.19
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	97%	1,013	0.97	1,280	1.22
Camden Lake Pine	Apex	NC	1999	1,066	446	96%	1,049	0.98	1,297	1.22
Camden Manor Park	Raleigh	NC	2006	966	484	97%	1,020	1.06	1,237	1.28
Camden Overlook	Raleigh	NC	2001	1,060	320	96%	1,165	1.10	1,426	1.34
Camden Reunion Park	Apex	NC	2000/2004	972	420	95%	931	0.96	1,126	1.16
Camden Westwood	Morrisville	NC	1999	1,027	354	95%	993	0.97	1,227	1.19
Total Raleigh	8	Properties		1,016	3,054	96%	1,030	1.01	1,250	1.23

TOTAL NORTH CAROLINA	20	Properties		992	5,807	96%	1,147	1.16	1,364	1.37

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2016

(Unaudited)							3Q16 Avg Monthly		3Q16 Avg Monthly
			Year Placed	Average	Apartment	3Q16 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (2)	Austin	TX	2009	862	348	97%	$1,056	$1.22	$1,313	$1.52
Camden Amber Oaks II (2)	Austin	TX	2012	910	244	95%	1,119	1.23	1,387	1.52
Camden Brushy Creek (2)	Cedar Park	TX	2008	882	272	96%	1,104	1.25	1,265	1.43
Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,231	1.35	1,465	1.61
Camden Gaines Ranch	Austin	TX	1997	955	390	97%	1,356	1.42	1,616	1.69
Camden Huntingdon	Austin	TX	1995	903	398	96%	1,085	1.20	1,339	1.48
Camden La Frontera	Austin	TX	2015	901	300	96%	1,206	1.34	1,467	1.63
Camden Lamar Heights	Austin	TX	2015	838	314	95%	1,465	1.75	1,690	2.02
Camden Shadow Brook (2)	Austin	TX	2009	909	496	97%	1,125	1.24	1,296	1.43
Camden Stoneleigh	Austin	TX	2001	908	390	96%	1,219	1.34	1,463	1.61
Total Austin	10	Properties		899	3,360	96%	1,194	1.33	1,426	1.59

Camden Breakers	Corpus Christi	TX	1996	868	288	94%	1,154	1.33	1,416	1.63
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	93%	873	1.13	1,083	1.40
Camden Miramar (3)	Corpus Christi	TX	1994-2014	494	1,005	51%	1,154	2.33	1,309	2.65
Camden South Bay (2)	Corpus Christi	TX	2007	1,055	270	94%	1,276	1.21	1,484	1.41
Total Corpus Christi	4	Properties		681	1,907	94%	1,121	1.65	1,307	1.92

Camden Addison	Addison	TX	1996	942	456	97%	1,139	1.21	1,336	1.42
Camden Belmont	Dallas	TX	2010/2012	945	477	96%	1,437	1.52	1,587	1.68
Camden Buckingham	Richardson	TX	1997	919	464	97%	1,161	1.26	1,394	1.52
Camden Centreport	Ft. Worth	TX	1997	911	268	97%	1,066	1.17	1,275	1.40
Camden Cimarron	Irving	TX	1992	772	286	96%	1,123	1.45	1,345	1.74
Camden Design District (2)	Dallas	TX	2009	939	355	97%	1,358	1.45	1,490	1.59
Camden Farmers Market	Dallas	TX	2001/2005	932	904	96%	1,272	1.36	1,487	1.59
Camden Henderson	Dallas	TX	2012	967	106	96%	1,551	1.60	1,760	1.82
Camden Legacy Creek	Plano	TX	1995	831	240	98%	1,194	1.44	1,384	1.66
Camden Legacy Park	Plano	TX	1996	871	276	98%	1,187	1.36	1,396	1.60
Camden Panther Creek (2)	Frisco	TX	2009	946	295	96%	1,174	1.24	1,341	1.42
Camden Riverwalk (2)	Grapevine	TX	2008	982	600	95%	1,363	1.39	1,486	1.51
Camden Valley Park	Irving	TX	1986	743	516	97%	1,042	1.40	1,241	1.67
Camden Victory Park (1)	Dallas	TX	2016	861	423	Lease-Up	1,684	2.01	1,772	2.12
Total Dallas/Ft. Worth	14	Properties		901	5,666	97%	1,266	1.40	1,431	1.59

Camden City Centre	Houston	TX	2007	932	379	94%	1,588	1.70	1,842	1.98
Camden City Centre II	Houston	TX	2013	868	268	95%	1,646	1.90	1,886	2.17
Camden Cypress Creek (2)	Cypress	TX	2009	993	310	95%	1,245	1.25	1,406	1.42
Camden Downs at Cinco Ranch (2)	Katy	TX	2004	1,075	318	95%	1,240	1.15	1,375	1.28
Camden Grand Harbor (2)	Katy	TX	2008	959	300	94%	1,165	1.21	1,327	1.38
Camden Greenway	Houston	TX	1999	861	756	96%	1,405	1.63	1,646	1.91
Camden Heights (2)	Houston	TX	2004	927	352	96%	1,513	1.63	1,644	1.77
Camden Holly Springs	Houston	TX	1999	934	548	93%	1,249	1.34	1,460	1.56
Camden Midtown	Houston	TX	1999	844	337	95%	1,646	1.95	1,830	2.17
Camden Northpointe (2)	Tomball	TX	2008	940	384	96%	1,103	1.17	1,327	1.41
Camden Oak Crest	Houston	TX	2003	870	364	95%	1,133	1.30	1,313	1.51
Camden Park	Houston	TX	1995	866	288	94%	1,100	1.27	1,318	1.52
Camden Plaza	Houston	TX	2007	915	271	96%	1,565	1.71	1,766	1.93
Camden Post Oak	Houston	TX	2003	1,200	356	94%	2,519	2.10	2,631	2.19
Camden Royal Oaks	Houston	TX	2006	923	236	91%	1,305	1.41	1,396	1.51
Camden Royal Oaks II	Houston	TX	2012	1,054	104	88%	1,509	1.43	1,615	1.53
Camden Spring Creek (2)	Spring	TX	2004	1,080	304	93%	1,222	1.13	1,355	1.26
Camden Stonebridge	Houston	TX	1993	845	204	94%	1,122	1.33	1,342	1.59
Camden Sugar Grove	Stafford	TX	1997	921	380	93%	1,164	1.26	1,359	1.48
Camden Travis Street	Houston	TX	2010	819	253	95%	1,554	1.90	1,766	2.16
Camden Vanderbilt	Houston	TX	1996/1997	863	894	95%	1,458	1.69	1,682	1.95
Camden Whispering Oaks	Houston	TX	2008	934	274	92%	1,230	1.31	1,399	1.49
Camden Woodson Park (2)	Houston	TX	2008	916	248	94%	1,168	1.28	1,306	1.43
Camden Yorktown (2)	Houston	TX	2008	995	306	94%	1,158	1.16	1,355	1.36
Total Houston	24	Properties		930	8,434	94%	1,383	1.49	1,574	1.69

TOTAL TEXAS	52	Properties		892	19,367	95%	1,290	1.45	1,485	1.66

TOTAL PROPERTIES	151	Properties		954	52,506	96%	$1,405	$1.47	$1,624	$1.70
(1) Completed communities in lease-up as of September 30, 2016 are excluded from total occupancy numbers.
(2) Communities owned through investment in joint venture.
(3) Miramar is a student housing community which is excluded from total occupancy numbers.